Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bradley A. Cleveland, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Proto Labs, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Proto Labs, Inc.

Date: July 25, 2012

By:	/s/ Bradley A. Cleveland
Name:	Bradley A. Cleveland
Title:	President and Chief Executive Officer

I, John R. Judd, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Proto Labs, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Proto Labs, Inc.

Date: July 25, 2012

By:	/s/ John R. Judd
Name:	John R. Judd
Title:	Chief Financial Officer

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